EXHIBIT 27(h)(4)(ii)



                                  AMENDMENT ONE
                                     to the
                             PARTICIPATION AGREEMENT
                                      among
                       VARIABLE INSURANCE PRODUCTS FUND II
                        FIDELITY DISTRIBUTORS CORPORATION
                                       and
                        MINNESOTA LIFE INSURANCE COMPANY


     This Amendment to the Fund Participation Agreement ("Agreement") dated January 11, 2000, among VARIABLE INSURANCE PRODUCTS FUND II, (the "Fund"), FIDELITY DISTRIBUTORS CORPORATION ("Distributor"), and MINNESOTA LIFE INSURANCE COMPANY, (the "Company") is effective as of October 17, 2000.


                                    AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     1. Schedule A of this Agreement shall be deleted and replaced with the attached Schedule A.

     2. All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the date and year first above written.

MINNESOTA LIFE
INSURANCE COMPANY                           VARIABLE INSURANCE PRODUCTS FUND II


By:                                         By:
   --------------------------------            ---------------------------------
Name:  Robert E. Hunstad                    Name:
Title: Executive Vice President             Title:


                                            FIDELITY DISTRIBUTORS CORPORATION


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                   Schedule A
                          (as Amended October 17, 2000)
                   Separate Accounts and Associated Contracts



--------------------------------------------------------------------------------------------------
      Name of Separate Account                  Contracts Funded
       And Date of Inception                   By Separate Account                Policy Form #
--------------------------------------------------------------------------------------------------
Variable Annuity Account                   MultiOption Flexible Annuity             84-9091,
(Established September 10, 1984)                                                    92-9283,
                                                                                   MHC 92-9283
                                           MultiOption Single Annuity               84-9092,
                                                                                    84-9093,
                                                                                    92-9284,
                                                                                   MHC 92-9284
                                           MultiOption Select Annuity              MHC 94-9307
                                           MultiOption Classic Annuity              99-70016
                                           MultiOption Achiever Annuity             99-70017
                                           MegAnnuity                                87-9154
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Minnesota Life Variable Universal          Variable Group Universal Life            94-18660
Life Account                               Insurance
(Established August 8, 1994)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Minnesota Life Variable Life Account       Variable Adjustable Life                MHC 98-670
(Established October 21, 1985)
                                           Variable Adjustable Life - Second       MHC 98-690
                                           Death
                                           Variable Adjustable Life (Horizon)        99-680
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
all established December 6, 1999;
Contrarian VUL Account I                         private placement                   99-30051
Contrarian VUL Account II                        private placement                   99-30053
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Separate Account Q                         Group Annuity Contract IAC I              87-9173
(Established December 14, 1992)            Group Annuity Contract IAC I              92-9274
Separate Account T                         Group Annuity Contract AIACI              90-9246
(Established December 14, 1992)            Group Annuity Contract IAC II             89-9224
                                           Group Annuity Contract AIAC II            90-9247
                                           Group Annuity Contract IAC I              87-9166
                                           Group Annuity Contract ACC -              95-9317
                                             Allocated
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
       Name of Separate Account                   Contracts Funded
        And Date of Inception                    By Separate Account              Policy Form #
--------------------------------------------------------------------------------------------------
                                           Group Annuity Contract ACC -              97-9388
                                             Unallocated
                                           Group Annuity Contract IAC I             F. 23412
                                           Group Annuity Contract IAC I             F. 24415
                                           Group Annuity Contract AIAC I            F. 25150
                                           Group Annuity Contract IAC I             F. 23411
                                           Group Annuity Contract AIAC I            F. 25412
                                           Group Annuity Contract PAC II             89-9225
                                           Group Annuity Contract RGC                89-9084
                                           Group Annuity Contract DA                  18084
                                           Group Annuity Contract DA                  24595
                                           Group Annuity Contract IPG               F. 21811
                                           Group Annuity Contract IPG               F. 17283
                                           Group Annuity Contract GAC               F. 18088
                                           Group Annuity Contract GAC               F. 21713
                                           Group Annuity Contract GAC               F. 24386
                                           Group Annuity Contract                   F. 24596
                                           Group Annuity Contract                   F. 24597
                                           Group Annuity Contract                  F. 18088-1
--------------------------------------------------------------------------------------------------
     Contrarian VUL Account III                 private placement                   93-18638
  (established October 16, 2000)
--------------------------------------------------------------------------------------------------